                                                                               .
                                                                               .
                                                                               .
                                                                     Exhibit T3F

                             CROSS-REFERENCE TABLE*


TRUST INDENTURE
ACT SECTION                                                           INDENTURE SECTION
---------------                                                       -----------------
310(a)(1) .......................................................                  7.10
310(a)(2) .......................................................                  7.10
310(a)(3) .......................................................                  7.12
310(a)(4) .......................................................                  N.A.
310(a)(5) .......................................................                  7.10
310(b) ..........................................................                  7.10
310(c) ..........................................................                  N.A.
311(a) ..........................................................                  7.11
311(b) ..........................................................                  7.11
311(c) ..........................................................                  N.A.
312(a) ..........................................................                  2.05
312(b) ..........................................................                 12.03
312(c) ..........................................................                 12.03
313(a) ..........................................................                  7.06
313(b)(1) .......................................................                  N.A.
313(b)(2) .......................................................                  7.07
313(c) ..........................................................            7.06;12.02
313(d) ..........................................................                  7.06
314(a) ..........................................................            4.03;12.02
314(b) ..........................................................                  N.A.
314(c)(1) .......................................................                 12.04
314(c)(2) .......................................................                 12.04
314(c)(3) .......................................................                  N.A.
314(d) ..........................................................                  N.A.
314(e) ..........................................................                 12.05
314(f) ..........................................................                  N.A.
315(a) ..........................................................                  7.01
315(b) ..........................................................            7.05,12.02
315(c) ..........................................................                  7.01
315(d) ..........................................................                  7.01
315(e) ..........................................................                  6.11
316(a) (last sentence) ..........................................                  2.09
316(a)(1)(A) ....................................................                  6.05
316(a)(1)(B) ....................................................                  6.04
316(a)(2) .......................................................                  N.A.
316(b) ..........................................................                  6.07
316(c) ..........................................................                  2.12
317(a)(1) .......................................................                  6.08
317(a)(2) .......................................................                  6.09
317(b) ..........................................................                  2.04
318(a) ..........................................................                 12.01
318(b) ..........................................................                  N.A.
318(c) ..........................................................                 12.01

N.A. means not applicable.

* This Cross-Reference Table is not part of the Indenture.